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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): MAY 29, 2002
                                                           ------------



                           INTERLEUKIN GENETICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    DELAWARE                         000-23413                  94-3123681
---------------                    -------------            ------------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)


  135 BEAVER STREET, WALTHAM, MA 02452
---------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (781) 398-0700
                                                    --------------

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ITEM 5.   OTHER EVENTS.
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On May 29 2002, Interleukin Genetics, Inc. publicly disseminated a press release announcing a clinical study with researchers at UnitedHealth Group's Center for Health Care Policy & Evaluation to determine the influence of genetic markers on an individual's response to anti-IL-1 and anti-TNFa therapy in adults with rheumatoid arthritis.

The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
------   ---------------------------------

(c)      Exhibit.

         99.1     Press Release dated May 29, 2002.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INTERLEUKIN GENETICS, INC.
                                  --------------------------
                                  (Registrant)



Date: May 30, 2002                /s/ Fenel M. Eloi
                                  ----------------------------------------------
                                  Fenel M. Eloi, Vice President, Chief Operating
                                  Officer and Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number              Description
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99.1                Press Release dated May 29, 2002





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